TARONIS
FUELS

CLEANER – SAFER - SMARTER

Q1 2021 Investor Presentation

OTC: TRNF

Forward Looking Statements

This presentation forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Corporate Mission Statement



Cleaner: We directly support the United Nations Sustainability Development Goals (SDG). Our technology has an 85% lower carbon footprint than the alternative.



Safer: Our products offer a clear safety benefit. Our goal is to prevent accidents and save lives.



Smarter: Our products deliver significant cost saving efficiencies. Our product is half the cost and twice as powerful as acetylene.

Company Introduction

Taronis Fuels is a leader in plasma arc technology.

We use plasma arc gasification techniques to produce hydrogen based renewable fuels.

Our products are sustainable, socially responsible alternatives to environmentally damaging fossil fuel & industrial gas products.

Our Products:

- Are made with very common industrial waste materials.
- Can help conserve millions of gallons of fresh water.
- Are hydrogen based.
- Very low carbon footprint.

Commercial Applications:

- Metal cutting, heating and piercing.
- Everyday heat source similar to propane.
- Transportation (similar to compressed natural gas).
- Combustion improvement (significantly reduced emissions).

Our first commercial application is very specific, but our fuels have additional future applications as we achieve greater production efficiencies.

Technology Overview

Plasma Arc Gasification Overview

- We produce renewable, synthetic gases using our patented submerged plasma arc technology.
- Our process uses a Venturi flow design that allows us to manage the speed at which fluids pass through the gasification chamber.
- This technique lets us control the residence time, or close proximity of a feedstock to the heat & energy created by the plasma arc.
- Sufficient residence time allows the plasma arc to break down molecular bonds, and new molecular structures begin to naturally form.


Gasification Zone
Granite Venturi Vacuum Chamber
Plasma Arc
Carbon Electrodes

Step 3: As gaseous material exits, it begins the refining and filtration process, producing a hydrogen-based gas

Step 2: Feedstock is introduced to heat and energy from the arc; the gasification process begins to occur

Step 1: Introduction of feedstock into the Venturi chamber, submerging the plasma arc

- Our technology can produce synthetic gas from liquids that are hydrogen and oxygen rich.
- We have produced fuel products from medical wastes, plant-based oils, and industrial wastes.
- The quality of the feedstock directly impacts the heating characteristics of the end gas product.
- Today our 4th generation fuels product, MagneGas, uses waste ethanol supplied from the medical industry as our preferred feedstock.
- Ethanol is widely used in the medical, pharmaceutical, bottling, food packing, and many other industries.
- The end result is that we generate and refine fuels that are primarily ionized hydrogen gas.

Ethanol Molecular Structure





C_2H_5OH

Track Record of Production Efficiency Gains

Production Efficiency Is Key

- We reduced production costs by 88% from 2012 to 2019.

- We reduced production costs by 35% in 2020 alone.

- We are now more than 50% cheaper to produce than acetylene.

- We pass these savings on to customers to aggressively win market share.

YEAR	COST / CU FT	COST CUT	PRODUCTION COST PARITY
2012	$.80+	-	N/A
2014	$0.50	38%	N/A
2017	$0.19	62%	PROPYLENE
2018	$0.13	32%	ACETYLENE
2019	$0.095	27%	ACETYLENE
2021	**$0.07**	**26%**	**PROPANE**
2022	$0.025	78%	NATURAL GAS

Our pricing power gives us a significant competitive advantage.
We now have the ability to disrupt an $100 billion global market.

Metal Cutting Fuels Temperature Comparisons

Flame Temperatures of Common Metal Cutting Fuels


12,000
10,000
8,000
6,000
4,000
2,000
0
Flame Temperature, Fahrenheit
BUTANE
NATURAL GAS
HYDROGEN
MAPP GAS
ACETYLENE
MAGNEGAS

Fuel Product	Fahrenheit	Celsius	Flame Temperature Vs. MagneGas
MagneGas	10,400	5,760	-
Acetylene	5,612	3,100	54.0%
MAPP Gas	5,072	2,800	48.8%
Hydrogen	5,072	2,800	48.8%
Natural Gas	4,982	2,750	47.9%
Butane	3,200	1,760	30.8%

MagneGas:

- Produces the hottest known flame temperature of any metal cutting fuel.
- Burns two times hotter than normal hydrogen gas.
- The ionized nature of our fuel is a key factor for the exceptional flame temperature and speed.

Unique Flame Characteristics

Oxy-Acetylene Flame Profile **VS** **MagneGas Flame Profile**



5,612° F
10,400° F

MagneGas Actual Cutting Zone:
5-10X Larger Vs Acetylene

Unique Functional Benefits to the End User:

- 40-70% faster cutting times
- Piercing in a fraction of the time
- 300-500% thicker metals can be cut
- Multiple stacked plates can be cut simultaneously
- Little to no slag and soot reduces post-cut cleanup
- Readily cuts through rust, paint and other heat barriers

MagneGas - Unmatched Functionality



4″ steel plate being cut at 70%+ faster cut rate vs. acetylene



Acetylene cannot cut both layers of metal in this I-beam simultaneously

Ample Technology Validation

Taronis Fuels recently completed a series of third-party validation studies that support our technology and our core values:

•**Cleaner:** The School of Sustainability at Arizona State University demonstrated that the MagneGas production process has up to an 85% lower carbon footprint compared to the acetylene production process.

- •ASU also verified that the emissions from the combustion of MagneGas produce 70% less carbon waste than acetylene combustion.

•**Safer:** WHA has verified that MagneGas is non-reactive, making it a vastly safer product for handling. Our gas is 100.0x+ more stable under pressure than acetylene.

•**Smarter:** EWI has validated that the current generation of MagneGas can cut 30-70% faster than acetylene, depending the metal thickness.

We have additional ongoing validation studies with ASU, WHA, and Dekra regarding gas stability, flame temperature, flame speed, cost savings impact, and our emerging fourth generation gasification process.

Domestic Sales Model

We Have Two Distinct Sales Models:

Domestic: *We Both Proprietary and Commoditized Goods*

- We operate under two national brands:
  - MagneGas Welding Supply: Our industrial gas and welding supply retail network
  - TGS: Our HVAC industrial gas wholesale network
- Client priorities: Supply chain simplicity, a "one stop shop" mindset that we must adopt to win clients.

International: *Only Propriety Products*

- We are 100% focused on selling only products derived from our technology.
- We operate under three structures:
  - Self Directed
  - Partnerships
  - Joint Ventures
- We prioritize select markets where our technology yields the greatest competitive advantages.

US Industrial Gas Retail Competitive Landscape

AIWD

- 750-1,000 smaller distributors remain.
- Typically $5MM in sales or less.
- Usually >5 locations.
- Mostly family owned.
- Service is their differentiating factor.

MagneGas WELDING SUPPLY

- One of ~15 super regional players in the US today.
- All in the $50-500MM in annual sales.
- All cover 3-5+ major metro markets, multiple states.
- Focus on small business, middle market and upper middle market clients.

CGA Compressed Gas Association

- Dominated by several global players, all in the billions in annual sales.
- Focused on largest global gas consumers.
- Weaker on customer service, rely on price and contracts to limit client attrition.
- Serial acquirers.

US Retail Growth Strategy - MagneGas Welding Supply

MagneGas WELDING SUPPLY

US Industrial Gas & Welding Supply Market



Metal Cutting Fuels 5%
Hard Goods 40%
Industrial Gases 55%

- We employ a captive sales model using a retail network of industrial gas distributors in six states.
- We use MagneGas as the key wedge product to gain access to new clients. Our customer service helps win clients.
- Clients always blend a metal cutting fuel with oxygen, so there is an immediate, natural cross sale opportunity.
- Most US clients expect a one-stop-shop supply chain, so we adopted the traditional retail industrial gas product offering to sell a wide range of commoditized goods alongside our proprietary metal cutting fuel.
- Our sales team leverages every $1.00 of MagneGas sales to cross sell ~$100 of other goods.

Advantages of Our Retail Strategy

- **Dedicated Product Focus:** Our industry is relationship driven. It is a highly personal, technical sales process that requires specialized sales experts.
  - We have been able to attract many of the best salespeople in the industry because of the industry changing potential of MagneGas.

- **Critical Wedge Product:** The industrial gas and welding supply market lacks innovation. A truly new product like MagneGas garners interest.
  - This is a key advantage for marketing, conducting demos, and winning new clients in new and existing markets.

- **Cross Sales:** Consumers of metal cutting fuels purchase dozens of complimentary products alongside their metal cutting fuel spend.
  - These clients purchase other gases, protective gear, welding equipment and many other consumables every day.

Marketing MagneGas enables our team to take market share, attract critical personnel, and launch new markets.

MagneGas WELDING SUPPLY

US Retail Go To Market Strategy

- **Phase I: We effectively used M&A to gain access to key US markets 2017-2019.**
  - We acquired a critical foothold in key markets. This phase is now complete.

- **Phase II: Ramping our MagneGas production capabilities for cost effective growth.**
  - Adding our third production hub in Arizona will complete our initial production capacity objectives across the entire Sun Belt region.
  - Projected capacity to support a $100MM retail operation within our existing geographies from these three production hubs.

- **Phase III: Expand and upgrade target client base, leveraging MagneGas.**
  - Continue to use traditional retail model to build small to mid-sized client base.
  - Deeper sales team & infrastructure enables us to convert larger prospective clients.
  - Launch sustainability-centric marketing to regional and national acetylene buyers.
    - Emphasis on ASU validation results.
  - Heavy focus on marketing to government entities, particularly in Arizona & California.
    - Emphasis on water conservation vs. acetylene.

Driving greater revenue density at scale in each region will allow us to rapidly improve operating profits across our Company.

US Wholesale Gas Sales Model: TGS

- **The Company expanded its US operations in May of 2020 through a key acquisition.**
  - Small cylinder, high volume wholesale model that complements our retail strategy.
  - Quickly able to leverage our complimentary assets, footprints for growth.

- **Primary client base: heating, ventilation and air conditioning (HVAC) supply retailers.**
  - The end clients typically purchase oxygen, nitrogen, CO2 and acetylene.
  - HVAC contractors use small scale, portable oxy-acetylene kits.
  - These kits are used for small scale heating and cutting requirements, often in tightly confined spaces, on ladders, or other physical limitations.

- **Our wholesale segment is a 100% mobile sales model. We make regularly scheduled delivery routes to our HVAC customers, leveraging unmatched service and convenience.**
  - We have strategic relationships with the largest HVAC back office outsource provider in the US and the largest industrial gas distributor in the US.
  - We gain a near monopoly in the markets we serve through our unique delivery service model that is unmatched in the industry.
  - We take 65-75% of a market day one, gain 80-90% market share in 12-18 months.
  - Very limited capex, human capital requirements.
  - Very lean, highly profitable operation.

HVAC Wholesale Geographic Expansion is a Top Priority

- **Our wholesale gas division is forecast to grow rapidly in 2021, with an outsized impact to overall profitability.**
  - Won approximately $0.9MM in new clients in existing markets.
  - Added a $2MM market covering Sacramento, San Francisco, Oakland and San Jose in early Q1 2021.
  - Implemented annual price increases in Florida, Georgia and Dallas.

- **In total, we have over $2.9MM in incremental sales already added to a baseline of $8MM in 2020 sales.**
  - Represents 36% annual revenue growth.
  - We added less than $0.5MM in operating expenses.
  - ~$0.8MM incremental EBITDA.

We are currently replicating our existing HVAC wholesale gas model across California and Arizona in 2021.

US Wholesale HVAC MagneGas Go To Market Strategy

- **Phase I: We prioritize leveraging critical national relationships to expand geographically.**
  - We quickly saturate new markets; revenue growth must come from new markets.
  - Goal is to become the dominant national player in a niche market.
  - Ability to achieve near total stranglehold on HVAC acetylene market in the largest HVAC gas markets in 18-24 months.

- **Phase II: We plan introduce MagneGas across entire markets at scale.**
  - Pricing power, functionality expected to result in accelerated adoption rates.
  - Ability to drive acetylene producers out of the market.
  - Creates permanent defensive position around HVAC client base.

- **Phase III: We permanently impair the strength of acetylene producers.**
  - HVAC acetylene market share loss projected to have an impact on broader acetylene markets. Advantages our industrial gas retail operations.

Taronis Fuels is currently developing MagneGas compatible, fully customized torches and tips for the HVAC industry with Harris Products Group, a national recognized leader in the metal cutting industry.

We expect to launch limited scope product testing in key markets in Q3 2021. Phased full scale MagneGas HVAC product launch by market beginning Q1 2022.

Expanding US Distribution Capabilities



MagneGas Locations
TGS Service Footprint
Distributors
CA
AZ
TX
LA
MI
IN
NY
PA
NJ
GA
FL

Demonstrated Acceleration in Revenues

We have a clearly defined strategy to drive annual sales growth through organic and acquired sales activities.

- 2020 sales increased 51% vs. prior 2019.
- We forecast double-digit growth through organic activities in 2021.
- COVID pandemic eliminated roughly 25% of our baseline Q4 2019 sales from February to May.
- We replaced virtually every lost dollar through new client acquisition in Q3 2020.
- Delivered 20%+ annualized organic CAGR in Q4 2020 vs. Q2 2020, when full COVID lockdowns began.


Scaled Revenue Growth
$35
$30
$25
$20
$15
$10
$5
$0
2017
2018
2019
2020
Annual Revenues in the Millions

International Growth Model

International Competitive Advantages

Our international strategy focuses on our key technological and environmental advantages to disrupt a $8 billion metal cutting fuel market.



Water Conservation:
Our production process has a zero-water footprint.

Acetylene pollutes 3 billion gallons of water annually.

We focus on water constrained economies.



ENVIRONMENT
TARONIS
SOCIAL
ECONOMIC

Sustainability:
We produce the only renewable metal cutting fuels on the planet.

We prioritize markets that legislate sustainability as a top priority for industry.



Safety:
We are dedicated to eliminating needless accidents, injuries and fatalities within the industries we serve.

MagneGas is a proven safer alternative to acetylene.

International Operating Models

COVID-19 caused significant delays in our international expansion efforts. We continue to prepare for the resumption of these efforts throughout 2021 using three distinct models:

- **Self Directed Gas Sales:** This is where we operate without any reliance on partners. We directly produce gas, market and support directly to our end clients.
  - This is our pending business model in the Netherlands.
  - We expect to resume on the ground operations in Q3 2021.

- **Partnerships:** Under this model, we supply our gasification equipment to an existing industrial gas producer. We execute a revenue sharing agreement.
  - This is the model we are working towards in the GCC.
  - We anticipate resumed progress in Q2 2021.

- **Unit Sales:** We market our gasification equipment into third party entities in which we would strictly play a long-term technical support role.
  - This is the current business model for the Republic of Turkey.
  - We are actively exploring direct industrial gas distributors as target clients.

International & US Strategies Are Synergistic

- **International opportunities are lean, highly profitable, and scalable.**
  - $8 billion global metal cutting fuels market.
  - Readily penetrated with global partners.
  - Actively driving towards multiple global relationships.
  - Very limited capex, lean staffing obligations.
  - Ample free cash flow potential.

- **International profits will be heavily reinvested in US growth.**
  - US industrial gas industry is $100 billion.
  - Capex intense, significant personnel requirements.
  - Can be high margin business at scale.
  - Near unlimited growth potential for many years to come.

Our combined strategy is to devote the minimal capital and staffing to secure global partnerships for MagneGas. We intend to use the profits from those partnerships to augment our US market share and to unlock innovative future applications for our plasma arc technology.

Notable Client Adoption

•These are just a few of the notable clients that have adopted our technology, across a variety of industries, including:

- •Construction, Demolition & Salvage
- •Transportation, Shipping & Logistics
- •Industrial, Manufacturing & Fabrication
- •Education, Laboratories & Medical
- •Government, Utilities & Agriculture